January 5, 1998

                         SUPPLEMENT TO THE PROSPECTUS OF
                           PIONEER SMALL COMPANY FUND
               DATED FEBRUARY 28, 1997 (REVISED OCTOBER 10, 1997)

         Effective January 5, 1998, Pioneer Small Company Fund (the "Fund") will accept new accounts.

         Prospective investors should be aware that management intends to close the Fund to new accounts at the end of the 15th calendar day after the Fund has received $150 million in new assets under management (the "Closing Date"). After the Closing Date, and until further notice, new accounts will not be accepted by the Fund. Exceptions may be permitted with regard to certain employer-sponsored retirement plans and transfers of assets in connection with re-registration. Shareholders of record as of the Closing Date may make additional investments to an existing account.

                                                                       0198-4767
                              [copyright symbol] Pioneer Funds Distributor, Inc.
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